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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 21, 2001


                               VENTRO CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


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
DELAWARE                                            0-26811                                  77-0465496
-------------------------------              ------------------------            ---------------------------------
(State or Other Jurisdiction of              (Commission File Number)            (IRS Employer Identification No.)
 Incorporation or Organization)
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
         1500 PLYMOUTH STREET
           MOUNTAIN VIEW, CA                                            94043
----------------------------------------                             ----------
(Address of Principal Executive Offices)                             (Zip Code)
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                                 (650) 567-8900
               --------------------------------------------------
               (Registrant telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


ITEM 5. Other Event.

     On March 21, 2001, Registrant announced that Nasdaq has commenced a review of Registrant's eligibility for continued listing on The Nasdaq National Market, and that Registrant has received correspondence from a group of holders of its 6% Convertible Subordinated Notes due 2007 in response to Registrant's offer to purchase such Notes that commenced on February 26, 2001.

     A copy of the press release containing the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits.

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(c)  Exhibits

(99.1)    Press Release dated March 21, 2001.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2001


                                       VENTRO CORPORATION

                                       By: /s/ Jim Stewart
                                           ----------------------------
                                           Name:  Jim Stewart
                                           Title:  Chief Financial Officer



                                  EXHIBIT INDEX

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
Exhibit
  No.         Description
-------       -----------
 99.1         Press Release dated March 21, 2001
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